SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 9, 2007

(Date of earliest event report)
WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777

(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 7.01. Regulation FD Disclosure

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 7.01. REGULATION FD DISCLOSURE
On May 9, 2007, Weyerhaeuser Company issued a press release stating the following:
Weyerhaeuser Announces Cash Tender Offers
For Up to $825 Million of Its Securities
FEDERAL WAY, Wash. (May 9, 2007) — Weyerhaeuser Company (NYSE:WY) announced today the commencement of cash tender offers to purchase up to $825 million principal amount across selected securities in its debt portfolio.
The tender offers consist of an Any and All Offer for four securities and a Maximum Tender Offer for six securities, both of which are made pursuant to the terms and conditions set forth in an Offer to Purchase dated May 9, 2007.
In the Any and All Offers, Weyerhaeuser is offering to purchase any and all of the outstanding securities listed under the heading “Any and All Offer” in the table below.
In the Maximum Tender Offer, Weyerhaeuser is offering to purchase, under certain conditions set out in the Offer to Purchase, the specified series of outstanding securities listed under the heading “Maximum Tender Offer” in the table below.

			Fixed
		Reference U.S.	Spread	Acceptance	Early
	Principal Amount	Treasury	(basis	Priority	Tender
Title of Security	Outstanding (US$)	Security	points)	Level	Premium

Offer for Securities Listed Below: Any and All Offer

7.25% Debentures due July 1, 2013	$250,000,000	4.50% due May 15, 2017	+108	N/A	N/A

7.00% Debentures due February 1, 2018	$100,000,000	4.50% due May 15, 2017	+152	N/A	N/A

7.125% Debentures due July 15, 2023	$250,000,000	4.50% due February 15, 2036	+200	N/A	N/A

7.35% Debentures due July 1, 2026	$149,786,000	4.50% due February 15, 2036	+205	N/A	N/A

Offer for Securities Listed Below: Maximum Tender Offer

7.500% Debentures due March 1, 2013	$250,000,000	4.50% due May 15, 2017	+108	1	$10.00

7.950% Debentures due March 15, 2025	$250,000,000	4.50% due February 15, 2036	+205	2	$25.00

7.85% Debentures due July 1, 2026	$200,000,000	4.50% due February 15, 2036	+205	3	$25.00

			Fixed
		Reference U.S.	Spread	Acceptance	Early
	Principal Amount	Treasury	(basis	Priority	Tender
Title of Security	Outstanding (US$)	Security	points)	Level	Premium

5.95% Debentures due November 1, 2008	$524,873,000	4.50% due April 30, 2009	+63	4	$5.00

6.95% Debentures due August 1, 2017	$300,000,000	4.50% due May 15, 2017	+140	5	$10.00

7.375% Debentures due March 15, 2032	$1,250,000,000	4.50% due February 15, 2036	+198	6	$25.00
The aggregate principal amount of securities to be purchased in the Maximum Tender Offers will be equal to the difference between the $825 million tender cap and the aggregate principal amount of securities purchased through the Any and All Offers.
The Any and All Offers are scheduled to expire at 5:00p.m., New York City time, on May 16, 2007, unless extended.
The Maximum Tender Offers are scheduled to expire at 12:00 midnight, New York City time, on June 6, 2007, unless extended.
Holders of securities subject to the Maximum Tender Offer must validly tender and not validly withdraw their securities on or before the early tender date, which is 5:00p.m., New York City time, on May 22, 2007, unless extended, to receive the applicable full tender offer consideration. Holders of securities subject to the Maximum Tender Offer who validly tender their securities after the early tender date and on or before the Maximum Tender Offer expiration date will receive the applicable late tender offer consideration, which is the applicable full tender offer consideration minus the applicable Early Tender Premium per $1,000 principal amount of securities tendered by such holder that are accepted for purchase. Holders of securities subject to the Maximum Tender Offer who validly tender their securities on or before the early tender date may not withdraw their securities after the early tender date except in the limited circumstances described fully in the Offer to Purchase. Holders of the securities subject to the Maximum Tender Offer who validly tender their securities after the early tender date but on or before the Maximum Tender Offer expiration date may not withdraw their securities except in the limited circumstances described in the Offer to Purchase.
The applicable full tender offer consideration for each of the $1,000 principal amount of securities tendered and accepted for payment pursuant to the Any and All Offer and the Maximum Tender Offer will be determined in the manner described in the Offer to Purchase by reference to a fixed spread specified for such securities over the yield based on the bid-side price of the applicable U.S. Treasury Security specified on the cover page of the Offer to Purchase, as calculated by the Dealer Managers for the tender offers, at 2:00 p.m. New York City time on May 14, 2007 for the Any and All Offer and at 2:00 p.m. New York City time on June 4, 2007 for the Maximum Tender Offer, respectively.
In addition to any consideration received, Holders who tender securities will be paid any accrued and unpaid interest calculated up to and not including the applicable settlement date. The settlement date for the Any and All Offer is expected to be May 17, 2007 and the settlement date for the Maximum Tender Offer is expected to be June 7, 2007.
J.P. Morgan Securities Inc. and Banc of America Securities LLC are the dealer managers for the offers. Morgan Stanley & Co. Inc. and Citigroup Global Markets, Inc. are the co-dealer managers for the offers. Global Bondholder Services Corporation is the Depositary and Information Agent. This news release is neither an offer to purchase nor a solicitation of an offer to sell the securities. The offers are made only by the Offer to Purchase dated as of today’s date, and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact J.P. Morgan Securities Inc. toll free at (866) 834-4666 or collect at (212) 834-4077, Attn. Liability Management Group or Banc of America Securities LLC toll free at (866) 475-9886 or collect at (704) 386-3244, Attn. Liability Management Group. Requests for documents should be directed to Global Bondholder Services Corporation toll free at (866) 804-2200 or collect at (212) 430-3774.
Weyerhaeuser Company, one of the world’s largest forest products companies, was incorporated in 1900. In 2006, sales were $21.9 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser’s businesses, products and practices is available at www.weyerhaeuser.com.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman

Its:	Vice President and Chief Accounting Officer
Date: May 9, 2007